MOMENTUMSM

Equitable Financial Life Insurance Company

Issued through: Separate Account A

Summary Prospectus for New Investors

May 1, 2026

This summary prospectus (the “Summary Prospectus”) summarizes key features of the contract. Before you invest, you should also review the statutory prospectus (the “prospectus”) for the contract, which contains more information about the contract’s features, benefits, and risks. You can find this document and other information about the contract online at www.equitable.com/ICSR#EQH146680. You can also obtain this information at no cost by calling 1-877-522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary.

The MOMENTUMSM contracts are group deferred annuity contracts offered as a funding vehicle for employers’ sponsored retirement plans. This Summary Prospectus only describes MOMENTUMSM. The contracts provide for the accumulation of retirement savings and for income. The contracts also offer death benefit protection and a number of payout options. The contract may not currently be available in all states.

You invest to accumulate value on a tax-deferred basis in one or more of our investment options: (i) variable investment options or (ii) the guaranteed interest option. The investment options are listed in Appendix “Investment options available under the contract”. The contract investment options that the contract owner has chosen correspond to certain of the options offered under the 401(a) or 401(k) plans available to a participant. A contract owner is an employer or plan trustee.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The contract is a complex investment that involves risks, including potential loss of principal. You should speak with a financial professional about the features, benefits, risks, and fees and whether the contract is appropriate for you based on your financial situation and objectives.

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, taxes, and tax penalties.

All guarantees are subject to the Company’s financial strength and claims paying ability.

You may cancel your contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your account value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract. If you have one or more guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your guaranteed benefit(s). This means that if you have already funded your guaranteed benefits, you may no longer be able to increase your guaranteed benefits.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

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Overview of the contract

Purpose of the Contract

MOMENTUMSM is a funding vehicle for employers who sponsor qualified retirement plans. The MOMENTUMSM employer-sponsored retirement program includes 401(a) and 401(k) plans, which are described in this prospectus. The MOMENTUMSM program consists of a defined contribution IRS pre-approved plan and trust (“Plan and Trust”), which we sponsor, and a pooled trust (“Pooled Trust”) for employers who prefer to use their own qualified plan and trust. This funding vehicle is designed to help you accumulate assets through investments in underlying Portfolios and the guaranteed interest option during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides a death benefit to protect your beneficiaries. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

•	Variable investment options;

•	Guaranteed interest option; and

•	Asset (Retirement account value) rebalancing option.

For additional information about each investment option see Appendix “Investment options available under the contract”.

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for life; (2) for life with a certain minimum number of payments; (3) for life with a certain minimum number of payments to the beneficiary upon the death of the annuitant; or (4) for life with a certain amount of payment. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income, death benefit protection and offers various payout options.

Death Benefit

Your contract includes a minimum death benefit that pays your beneficiaries an amount equal to at least your contributions less adjusted withdrawals, outstanding loan balances and accrued interest.

Automatic Asset Rebalancing Option

If elected by your employer or plan trustee, you can elect to have your retirement account value automatically rebalanced at no additional charge.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract up to 10% of your account value without paying a withdrawal charge. Withdrawals will reduce your account value and may be subject to withdrawal charges, and income taxes, as well as a tax penalty. Withdrawals may also reduce your death benefit (possibly on a greater than dollar-for-dollar basis).

Important information you should consider about the contract

FEES AND EXPENSES
Are there Charges or Adjustments for Early Withdrawals?

Yes. If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from the contract before the end of the 6th contract year since your last contribution, you will be assessed a withdrawal charge of up to 6% of the amount withdrawn or the contributions made in the current and five prior participation years, whichever is less. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $6,000 on a $100,000 investment. This loss will be greater if you have to pay taxes, or tax penalties.

For additional information about the charges for surrenders and early withdrawals charges see “Withdrawal charge” in “Charges under the contracts” under “Charges and expenses” in the prospectus.

Are There Transaction Charges?

Yes. In addition to withdrawal charges you may also be charged for other transactions (including loans and for special requests such as express mail or duplicate contracts). If an employer or plan trustee elects our recordkeeping option, checkwriting fees may apply.

For additional information about transaction charges see “Charges under the contract” in “Charges and expenses” in the prospectus.

Are There Ongoing Fees and Expenses?	Yes. The contract provides for different ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year under the contract, depending on the investment options you choose. Please refer to your contract specifications page of your contract for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum

Base Contracts(1)	1.34%	1.49%
Portfolio company fees and expenses(2)	0.54%	1.73%

(1) Expressed as an annual percent of daily net assets in the variable investment options.

(2) Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2025 and could change from year to year.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, or make any other transactions, which could add withdrawal charges that substantially increase costs.

Lowest Annual Cost $1,729	Highest Annual Cost $2,791

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Least expensive combination of contract and Portfolio fees and expenses

•

No optional benefits

•

No sales charges

•

No additional contributions, transfers, loans or withdrawals

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of contract, optional benefits and Portfolio fees and expenses

•

No sales charges

•

No additional contributions, transfers, loans or withdrawals

For additional information about ongoing fees and expenses see “Fee table” in the prospectus.
RISKS
Is There a Risk of Loss From Poor Performance?

Yes. The contract is subject to the risk of loss. You could lose some or all of your retirement account value depending on the investment options you choose.

For additional information about the risk of loss see “Principal risks of investing in the contract” in the prospectus.

Is this a Short-Term Investment?

No. The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties.

For additional information about the investment profile of the contract see “Fee table” in the prospectus.

What are the Risks Associated with the Investment Options?

An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options available under the contract, (e.g., the Portfolios). Each investment option, including the guaranteed interest option, has its own unique risks. You should review the investment options available under the contract before making an investment decision.

For additional information about the risks associated with investment options see “Variable investment options”, “Portfolios of the Trust”, “Fixed investment options” and “Guaranteed interest option” in “Purchasing the Contract” as well as, “Risks associated with the variable investment options” in “Principal Risks of investing in the contract” in the prospectus.

See also Appendix “Investment options available under the contract” in the prospectus.

What are the Risks Related to the Insurance Company?

An investment in the contract is subject to the risks related to the Company. The Company is solely responsible to the contract owner for the contract’s retirement account value and the optional benefits. The general obligations, the guaranteed interest option, including the fixed investment options, and any optional benefits under the contract are supported by our general account and are subject to our claims paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at www.equitable.com/about-us/financial-strength-ratings.

For additional information about insurance company risks see “About the general account” in “More information” in the prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?

Yes. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may select. Such rights include, among others, removing or substituting the Portfolios, combining any two or more variable investment options and transferring the retirement account value from any variable investment option to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option.

For more information see “About Separate Account A” in “More information” in the prospectus.

Contributions and transfers into and out of the guaranteed interest option are limited.

For additional information about restrictions on investment options, including information regarding volatility management strategies and techniques, see “Portfolios of the Trust” in “Purchasing the Contract”, and “Transfer charge” in “Charges and expenses” in the prospectus.

TAXES
What Are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For more information, see “Tax information” in the prospectus.

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?

Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in the prospectus.

Should I Exchange My Contract?	Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, as well as any fees or penalties to terminate your existing contract, that it is preferable to purchase the new contract rather than continue to own your existing contract.

Benefits available under the contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefits

This death benefit is available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions less adjusted withdrawals and the amounts of any outstanding loans and accrued interest.	Standard	No Additional Charge		• Withdrawals could significantly reduce or terminate benefit

Other Benefits

This other benefit is available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Asset (Retirement Account Value) Rebalancing Option	Periodically rebalance to your desired asset mix.	Optional	No Charge		• Any change to your allocation instructions must be in writing and sent to our processing office
Participant Loans	Loans may be available to plan participants	Optional	$50 maximum per loan and $6.00 quarterly; interest determined by plan		• Not all employer plans will offer loans • Your employer may elect to pay these charges. • Loans are subject to restrictions under federal tax laws and ERISA

Buying the Contract

Employers and plan trustees, as applicable, may make contributions at any time. Participants should not send contributions directly to the us. There is no minimum contribution amount, however, we have the right to require a minimum aggregate amount of contributions.

Limitations on contributions to the contract

We reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. This means that if you have one or more Guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your Guaranteed benefits. This means that if you have already funded your Guaranteed benefits, you may no longer be able to increase your Guaranteed benefits.

When initial and subsequent contributions are credited

Initial Contribution

An initial contribution must generally be accompanied by all properly completed forms. Failure to use the proper form, or to complete the form properly, may result in a delay in crediting contributions. If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain that information. Employers should send all contributions to the Company at the processing office. See “How to reach us” in the prospectus.

The contract owner may instruct us to accept a participant’s plan investment allocations as the contract allocation with respect to plan assets attributable to a participant’s retirement account value. If so instructed, we will allocate contributions under the contract according to the allocation percentages specified on a participant’s enrollment form. In the absence of direct instructions from the contract owner, if we receive an initial contribution before we receive a signed enrollment form or the allocation instructions on the form are incomplete (e.g., do not add up to 100%), we will notify the employer or plan trustee, as applicable, and request corrected instructions. The contract owner may also instruct us as to participants’ investment allocations pursuant to the Save 1-2-3 program, as described in the prospectus.

We will return the contribution to the employer or plan trustee, as applicable, in five business days, if we have not received the signed form or corrected allocation instructions, unless we have obtained the appropriate authorization to continue to hold the contribution.

Subsequent Contributions

If we receive a subsequent contribution before the close of the NYSE (typically 4:00 pm eastern), we will credit that contribution that day. If we receive your subsequent contribution after the close of the NYSE, your contribution will be applied the next business day.

Additional limitations on contributions to the contract

Additional limitations on contributions and the source of contributions may apply. Please see “How contributions can be made” in “Purchasing the Contract” to the prospectus for more detailed information. You can obtain the prospectus by calling the number or accessing the website noted on the first page of this summary prospectus.

Making Withdrawals: Accessing the Money in Your Contract

Accessing your money

Subject to any restrictions in your employer’s plan, the contract allows your employer or plan trustee, whichever applies, to make a withdrawal from your retirement account value on your behalf by submitting a completed withdrawal form to our processing office. We will process withdrawal requests on the business day we receive the required information. We will send withdrawal proceeds to your employer or plan trustee, unless your employer instructs us to send the distributions directly to the participants. If we receive only partially completed information, we will return the request to the employer or plan trustee for completion before we can process it.

The employer or plan trustee may also terminate its entire participation under the contract by writing to our processing office. In addition, if a plan does not qualify under federal income tax rules, or, if a contract owner fails to provide us with the participant data necessary to administer the contract, we may return the plan assets to the employer or plan trustee.

Withdrawals or terminations may result in a withdrawal charge. Withdrawals reduce your retirement account value and may be subject to withdrawal charges and have tax consequences, including possible tax penalties.

Please see “Accessing your money” in the prospectus for more information on the ways you may withdraw your account value.

Free withdrawal amount

Each contract year you can withdraw a certain amount from your contract without paying a withdrawal charge.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to an annuity payout option, payment of a death benefit or payment of any portion of your retirement account value (less any withdrawal charge).

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from an investment option or the contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, or if you make certain withdrawals from an investment option or the contract, or transfer account value between investment options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Withdrawal Charge (as a percentage of contributions withdrawn)(1)	6.00%
Plan loan charges(2)	$50
Transfer Fee	None
Third Party Transfer or Exchange Fee (for each occurrence)	None
Checkwriting fee(3)	$50

(1)

The charge percentage is deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. The maximum withdrawal charge is 6% of the amount withdrawn or the contributions made in the current and five prior participation years, whichever is less. Important exceptions and limitations may eliminate or reduce this charge. For a complete description of withdrawal charges, please see “Withdrawal charge” in “Charges and expenses” in this prospectus.

(2)

$50 maximum per loan when a loan is made, plus an additional $6.00 per quarter for the administration of the outstanding loan amount. Your employer may elect to pay these charges. This charge is expressed on a per plan participant basis. Interest is charged on the loan at a rate set by your plan and is credited back to your contract as you repay the loan.

(3)

We will bill this charge directly to your employer if the employer elects the basic plan recordkeeping option. We charge a fee of $50 per check drawn if the employer elects to have us directly distribute plan benefits and withdrawals. We reserve the right to waive or increase these charges upon 90 days’ written notice to the employer or plan trustee.

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
Administrative Charge (1)	$30
Base Contract Expenses (as a percentage of daily net assets in the variable investment options)(2)	1.49%(3)
Annual basic recordkeeping charge(4)	$300

(1)

The quarterly administrative charge is currently $7.50 or, if less, 0.50% of a participant’s retirement account value plus the amount of any active loan. Your employer may elect to pay this charge for plans with 10 or more participants. We do not currently assess this charge for any calendar quarter in which the retirement account value plus any active loan is $25,000 or more on the last business day of that calendar quarter. We have reserved the right to increase this charge. The annual administrative charge is deducted from your retirement account value on each contract date anniversary. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the administrative charge for that year.

(2)

The total Separate Account A annual expenses deducted from the variable investment options and the total annual expenses of EQ Advisors Trust is not permitted to exceed a total annual rate of 1.75% of the value of the assets held in each of the EQ/Moderate Allocation, Multimanager Aggressive Equity, EQ/Common Stock Index and EQ/Money Market options.

(3)	The current Base Contract Expenses are: minimum 1.40% and maximum 1.49% for EQ/Common Stock and EQ/Money Market Options. For all other investment options the minimum and maximum is 1.34%.

(4)

We will bill this charge directly to your employer if the employer elects the basic plan recordkeeping option. We charge a fee of $50 per check drawn if the employer elects to have us directly distribute plan benefits and withdrawals. We reserve the right to waive or increase these charges upon 90 days’ written notice to the employer or plan trustee.

The next item shows the minimum and maximum total operating expenses charged by the underlying Portfolios that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Portfolios available under the contact, including their annual expenses, may be found at the back of this document. See Appendix “Investment options available under the contract.”

Annual Portfolio Expenses	Minimum	Maximum

Annual Portfolio Expenses prior to Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees and/or other expenses)*	0.54%	1.73%

*	“Annual Portfolio Expenses” may be based, in part, on estimated amounts of such expenses. The expenses listed are for the year ended December 31, 2025.

Example

This Example is intended to help you compare the cost of investing in the variable investment options with the cost of investing in other variable annuity contracts that offer variable investment options. The costs include transaction expenses, annual contract expenses, and annual Portfolio expenses.

The Example assumes that you invest $100,000 in the variable investment options for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio expenses and optional benefits available at their maximum charge.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period				If you do not surrender your contract
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$3,381	$10,308	$17,461	$36,383	$3,381	$10,308	$17,461	$36,383

Appendix: Investment options available under the contract

(a) Variable investment options

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH146680. You can request this information at no cost by calling (877) 522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

		Current Expenses		Average Annual Total Returns (as of 12/31/2025)
TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Equity	1290 VT Equity Income — Equitable Investment Management Group, LLC (“EIMG”); Barrow, Hanley, Mewhinney & Strauss, LLC d/b/a Barrow Hanley Global Investors	0.95%	^	13.04%	11.25%	8.85%
Specialty	1290 VT GAMCO Mergers & Acquisitions — EIMG; GAMCO Asset Management, Inc.	1.29%	^	15.91%	7.70%	5.38%
Equity	1290 VT GAMCO Small Company Value — EIMG; GAMCO Asset Management, Inc.	1.05%		12.82%	11.24%	10.77%
Equity	1290 VT Small Cap Value — EIMG; BlackRock Investment Management, LLC, Horizon Kinetics Asset Management LLC	1.23%	^	6.11%	13.44%	11.19%
Equity	1290 VT Socially Responsible — EIMG; BlackRock Investment Management, LLC	0.90%		17.23%	13.04%	13.83%
Equity	EQ/AB Small Cap Growth — EIMG; AllianceBernstein L.P.	0.92%		9.21%	3.43%	10.10%
Asset Allocation	EQ/Aggressive Allocation† — EIMG	1.15%		12.97%	7.79%	9.47%
Equity	EQ/American Century Mid Cap Value — EIMG; American Century Investment Management, Inc.	1.00%	^	8.72%	8.64%	—
Equity	EQ/Capital Group Research — EIMG; Capital International, Inc.	0.95%	^	19.83%	13.80%	15.00%
Equity	EQ/ClearBridge Large Cap Growth ESG — EIMG; ClearBridge Investments, LLC	1.00%	^	7.69%	10.47%	13.63%
Equity	EQ/Common Stock Index — EIMG; AllianceBernstein L.P.	0.67%	^	16.30%	12.50%	13.54%
Asset Allocation	EQ/Conservative Allocation† — EIMG	1.00%	^	7.48%	1.74%	3.11%
Asset Allocation	EQ/Conservative-Plus Allocation† — EIMG	1.09%		9.06%	3.38%	4.94%
Fixed Income	EQ/Core Bond Index(1) — EIMG; SSGA Funds Management, Inc.	0.62%	^	6.43%	0.35%	1.70%
Fixed Income	EQ/Core Plus Bond — EIMG; Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.93%	^	8.53%	-0.74%	2.16%
Equity	EQ/Equity 500 Index — EIMG; AllianceBernstein L.P.	0.53%	^	17.24%	13.79%	14.16%
Equity	EQ/Franklin Small Cap Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Franklin Mutual Advisers, LLC	1.05%	^	7.06%	6.11%	8.71%
Equity	EQ/Global Equity Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.08%	^	19.14%	8.33%	9.47%
Fixed Income	EQ/Intermediate Government Bond(1) — EIMG; SSGA Funds Management, Inc.	0.62%	^	5.51%	0.30%	1.14%
Equity	EQ/International Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.06%		26.12%	7.52%	7.48%
Equity	EQ/International Equity Index — EIMG; AllianceBernstein L.P.	0.72%	^	31.53%	9.91%	8.07%
Equity	EQ/International Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Harris Associates LP	1.04%		26.66%	7.75%	6.77%
Equity	EQ/Invesco Comstock — EIMG; Invesco Advisers, Inc.	1.00%	^	16.93%	14.99%	11.71%
Equity	EQ/Janus Enterprise — EIMG; Janus Henderson Investors US LLC	1.04%		8.05%	7.06%	10.61%
Equity	EQ/JPMorgan Growth Stock — EIMG; J.P. Morgan Investment Management Inc.	0.96%	^	14.76%	9.43%	14.08%
Equity	EQ/JPMorgan Value Opportunities — EIMG; J.P. Morgan Investment Management Inc.	0.95%		15.40%	12.77%	12.08%
Equity	EQ/Large Cap Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.88%		10.88%	12.03%	12.83%

		Current Expenses		Average Annual Total Returns (as of 12/31/2025)
TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Equity	EQ/Large Cap Growth Index — EIMG; AllianceBernstein L.P.	0.71%		17.74%	14.51%	17.26%
Equity	EQ/Large Cap Growth Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.87%		11.06%	11.64%	15.01%
Equity	EQ/Large Cap Value Index — EIMG; AllianceBernstein L.P.	0.74%		15.04%	10.52%	9.77%
Equity	EQ/Large Cap Value Managed Volatility† — EIMG; AllianceBernstein L.P.	0.86%		10.62%	9.69%	9.56%
Equity	EQ/Loomis Sayles Growth — EIMG; Loomis, Sayles & Company, L.P.	1.03%	^	13.08%	12.72%	15.87%
Equity	EQ/MFS International Growth — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%	^	20.90%	6.90%	9.61%
Equity	EQ/Mid Cap Index — EIMG; AllianceBernstein L.P.	0.64%	^	6.80%	8.42%	9.99%
Equity	EQ/Mid Cap Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.97%		4.98%	7.62%	8.20%
Asset Allocation	EQ/Moderate Allocation† — EIMG	1.08%		10.20%	4.12%	5.77%
Asset Allocation	EQ/Moderate-Plus Allocation† — EIMG	1.11%		11.50%	5.88%	7.67%
Cash/Cash Equivalent	EQ/Money Market* — EIMG; Dreyfus, a division of Mellon Investments Corporation	0.67%		3.66%	2.79%	1.73%
Equity	EQ/Morgan Stanley Small Cap Growth — EIMG; BlackRock Investment Management, LLC, Morgan Stanley Investment Management, Inc.	1.15%	^	7.39%	-0.01%	12.95%
Fixed Income	EQ/PIMCO Ultra Short Bond — EIMG; Pacific Investment Management Company LLC	0.80%	^	4.47%	2.93%	2.32%
Fixed Income	EQ/Quality Bond PLUS — EIMG; AllianceBernstein L.P., Pacific Investment Management Company LLC	0.83%		6.29%	-0.17%	1.31%
Equity	EQ/Small Company Index — EIMG; AllianceBernstein L.P.	0.63%		12.57%	6.16%	9.44%
Equity	EQ/Value Equity — EIMG; Aristotle Capital Management, LLC	0.91%		11.01%	8.65%	8.47%
Equity	Multimanager Aggressive Equity — EIMG; AllianceBernstein L.P.	0.99%		16.32%	11.47%	15.67%
Fixed Income	Multimanager Core Bond(1) — EIMG; BlackRock Financial Management, Inc., DoubleLine Capital LP, Pacific Investment Management Company LLC, SSGA Funds Management, Inc.	0.93%	^	7.11%	-0.27%	1.72%
Specialty	Multimanager Technology — EIMG; AllianceBernstein L.P., FIAM LLC, Wellington Management Company LLP	1.23%	^	25.87%	12.46%	19.41%
Asset Allocation	Target 2015 Allocation — EIMG	1.10%	^	9.41%	2.84%	5.08%
Asset Allocation	Target 2025 Allocation — EIMG	1.10%	^	13.12%	5.57%	7.41%
Asset Allocation	Target 2035 Allocation — EIMG	1.05%		15.70%	7.50%	8.95%
Asset Allocation	Target 2045 Allocation — EIMG	1.03%		16.81%	8.58%	9.86%
Asset Allocation	Target 2055 Allocation — EIMG	1.10%	^	17.90%	9.51%	10.81%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
†

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” for more information regarding volatility management.

*

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

(1)

Effective on or about June 29, 2026, and subject to shareholder approval, SSGA Funds Management, Inc. will be replaced as a sub-adviser to the Portfolio (or an allocated portion thereof) with AllianceBernstein L.P.

Original certificates

Original certificates are MOMENTUMSM certificates under which the MOMENTUMSM employer has not elected to add any new variable investment options. Therefore, only Multimanager Aggressive Equity, EQ/Moderate Allocation, EQ/Common Stock Index and EQ/Money Market variable investment options are available.

Selecting your investment method. Employers and plan trustees should note that for original certificates, only the guaranteed interest option, Multimanager Aggressive Equity, EQ/Moderate Allocation, EQ/Common Stock Index and EQ/Money Market options are available.

Transferring the retirement account value. The EQ/Money Market option is always available under an original certificate. However, we will not permit transfers into the EQ/Money Market option from any other investment option. There will not be any other transfer limitations under an original certificate.

Default option for the forfeiture account. We allocate amounts in the forfeiture account to the default option. For original certificates, the guaranteed interest option is the default option.

(b) Fixed investment options

The following is a list of Fixed investment options currently available under the Contract. We may change the features of the Fixed investment options listed below, offer new Fixed investment options, and terminate existing Fixed investment options. We will provide you with written notice before doing so.

Name	Term	Minimum Guaranteed Interest Rate
Guaranteedinterest option	N/A	3.0%

See “Fixed investment options” in “Purchasing the contract” in the prospectus for a description of the Fixed investment options’ features.

MOMENTUMSM

Issued by

Equitable Financial Life Insurance Company

This summary prospectus describes the important features of the contract and provides information about Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”).

We have filed with the Securities and Exchange Commission a prospectus and a Statement of Additional Information (“SAI”) that include additional information about MOMENTUMSM, the Company and Separate Account A. The prospectus and SAI, each dated May 1, 2026, are incorporated by reference into this summary prospectus. The prospectus and SAI are available free of charge. To request a copy of either document, to ask about your contract, or to make other investor inquiries, please call (800) 528-0204. Prospectus and SAI are also available at our website, www.equitable.com/ICSR#EQH146680.

Class/Contract Identifier: C000024811